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Exhibit 32.1

CERTIFICATION PURSUANT TO
1 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Craig M. Nash, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

  (1)
  the Quarterly Report on Form 10-Q for the period ended September 30, 2009 of Interval Leisure Group, Inc. (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Interval Leisure Group, Inc.

Dated: November 12, 2009	/s/ CRAIG M. NASH Craig M. Nash Chairman, President and Chief Executive Officer

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 1 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002